SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2005
NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (212) 634-9400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On December 20, 2005, New York Mortgage Trust, Inc. (the “Company”) issued a press release announcing the completion on December 20, 2005, of its third securitization transaction in 2005. The securization involved the issuance through a trust of approximately $228.7 million of notes backed by self-originated, high-credit quality, first-lien, adjustable rate and hybrid adjustable rate mortgage loans (collectively, “ARM” loans). A copy of the press release is being furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibit. Exhibit 99.1 is being furnished as an exhibit to this Current Report on Form 8-K.

99.1	Press Release, dated December 20, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
December 20, 2005	/s/ Michael I. Wirth
Michael I. Wirth
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated December 20, 2005